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                                                                    EXHIBIT 10.4

                                THE PEOPLES BANK
                             SPLIT DOLLAR AGREEMENT

         THIS AGREEMENT, effective January 1, 2003 (the "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (the "Company"), and Chevis C. Swetman (the "Executive"), a key officer employed by the Company and a director of the Company.

                                  INTRODUCTION

         WHEREAS, the Executive has contributed substantially to the success and profitability of the Company and it is expected that the Executive will continue to contribute substantially to the success and profitability of the Company;

         WHEREAS, as a result of these contributions and to ensure that the Executive maintains his relationship with the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay for its portion of the life insurance premiums from its general assets; and,

         WHEREAS, in order to encourage the Executive to continue his relationship with the Company, to remain employed by the Company until his retirement or death, the Company agrees to provide the aforementioned benefit to the Executive as a current benefit that will continue beyond the date the Executive's service to the Company ends;

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                               GENERAL DEFINITIONS

The following terms shall have the meanings specified:

         1.1      "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's

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         or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.8 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

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                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.2 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.3      "Insurer" means Massachusetts Mutual Life Insurance Company.

         1.4 "Policy" means insurance policy number XXXXX issued by Massachusetts Mutual Life Insurance Company.

         1.5      "Insured" means the Executive.

         1.6 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value of the Policy. The Net Death Proceeds in this case equals One Hundred Fifty Thousand and No/100 Dollars ($150,000.00).

         1.7 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.8 "Termination of Employment" means the Executive ceasing to be employed by the Company for any reason whatsoever, other than by reason of an approved leave of absence.

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                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

         2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the cash surrender value of the Policy. The Company shall receive this amount upon either the surrender of the Policy or upon the death of the Executive.

         2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of the Net Death Proceeds. The Executive shall also have the right to elect and change settlement options that may be permitted. The Company and the Executive agree that the Executive shall have all rights or interests in the Policy with respect to the Net Death Proceeds designated in this Section 2.2 upon the Executive's Termination of Employment, and that the Executive shall maintain all of the powers and interests described in this
Section 2.2 until the death of the Executive.

         2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of ninety (90) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

         2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

         2.5 Change of Control. Upon Change of Control, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, unless a written agreement between the Executive and the Company provides otherwise.

                                    ARTICLE 3
                                    PREMIUMS

         3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

         3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's designated beneficiary, as determined in accordance with applicable Internal Revenue Service rules and regulations. The

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Company shall notify the Executive of the Economic Benefit determined under this
Section 3.2 each Plan Year.

         3.3 Imputed Income. On an annual basis the Company shall impute to the Executive in an amount equal to the Economic Benefit.

                                    ARTICLE 4
                                   ASSIGNMENT

         The Executive may assign without consideration all interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                     INSURER

         The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

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                  6.1.3    Notice of Decision. If the Company denies part or all
         of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

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

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and,

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

         8.2 No Guarantee of Service or of Employment. This Agreement is not a contract for services or employment. It does not give the Executive the right to remain in the service of the Company, to remain in employment with the Company, nor does it interfere with the shareholders' rights to replace the Executive. It also does not require the Executive to remain in the service or employment of the Company nor interfere with the Executive's right to terminate services or employment at any time.

         8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of Mississippi, except to the extent preempted by the laws of the United States of America.

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

         8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

         8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                 THE PEOPLES BANK

____________________________               BY: _____________________________
CHEVIS C. SWETMAN

                                           TITLE: ____________________________

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
                     THE PEOPLES BANK SPLIT DOLLAR AGREEMENT
                         ATTACHED TO POLICY NUMBER XXXXX
                        ON THE LIFE OF CHEVIS C. SWETMAN

         The undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company ("Insurer") shall provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to

________________________________________________________________________________
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

_______________________________________________________________________________.
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph is hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

This endorsement rescinds and supercedes any/all prior endorsements for this policy. Signed at Biloxi, Mississippi, on this _____ day of ____________, 200__.

                                    OWNER:
INSURED:                            THE PEOPLES BANK

___________________________         By________________________________
CHEVIS C. SWETMAN

                                    Title ____________________________

                                THE PEOPLES BANK
                             SPLIT DOLLAR AGREEMENT

         THIS AGREEMENT, effective January 1, 2003 (the "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (the "Company"), and Ira W. Carpenter, Jr. (the "Executive"), a key officer employed by the Company and a director of the Company.

                                  INTRODUCTION

         WHEREAS, the Executive has contributed to the success and profitability of the Company; and

         WHEREAS, as a result of these contributions, the Company is willing to divide the death proceeds of a life insurance policy or policies on the Executive's life. The Company will pay for its portion of the life insurance premiums from its general assets; and,

         WHEREAS, the Company agrees to provide the aforementioned benefit to the Executive that will continue beyond the date the Executive's service to the Company ends;

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                               GENERAL DEFINITIONS

The following terms shall have the meanings specified:

         1.1 "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1 "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.8 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

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

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.2 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.3 "Insurer" means New York Life Insurance and Annuity Corporation.

         1.4 "Policy" or "Policies" means Policy number XXXXXXXX issued by New York Life Insurance and Annuity Corporation and Policy number XXXXXXXX issued by New York Life Insurance and Annuity Corporation.

         1.5 "Insured" means the Executive.

         1.6 "Net Death Proceeds" means an amount of One Hundred Thousand and No/100 Dollars ($100,000.00) from Policy number XXXXXXXX and an amount of Fifty Thousand and No/100 Dollars ($50,000.00) from Policy number XXXXXXXX.

         1.7 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.8 "Termination of Employment" means the Executive ceasing to be employed by the Company for any reason whatsoever, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

         2.1 Company Ownership. The Company is the sole owner of the Policies and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the cash surrender value of the Policies. The Company shall receive this amount upon either the surrender of the Policies or upon the death of the Executive.

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

         2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of the Net Death Proceeds. The Executive shall also have the right to elect and change settlement options that may be permitted. The Company and the Executive further agree that the Executive shall have all rights or interests in the Policies with respect to the Net Death Proceeds designated in this Section 2.2 upon the Executive's Termination of Employment, and that the Executive shall maintain all of the powers and interests described in this
Section 2.2 until the death of the Executive.

         2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policies while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policies for a period of ninety (90) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policies. This provision shall not impair the right of the Company to terminate this Agreement.

         2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policies in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policies, unless the Company replaces a Policy with a comparable insurance policy to cover the benefit provided under this Agreement. The Policies or any comparable policies shall be subject to the claims of the Company's creditors.

         2.5 Change of Control. Upon Change of Control, the Company shall maintain the Policies in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policies, unless the Company replaces a Policy with a comparable insurance policy to cover the benefit provided under this Agreement, unless a written agreement between the Executive and the Company provides otherwise.

                                    ARTICLE 3
                                    PREMIUMS

         3.1 Premium Payment. The Company shall pay any premiums due on the Policies.

         3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's designated beneficiary, as determined in accordance with applicable Internal Revenue Service rules and regulations. The Company shall notify the Executive of the Economic Benefit determined under this Section 3.2 each Plan Year.

         3.3 Imputed Income. On an annual basis the Company shall impute to the Executive in an amount equal to the Economic Benefit.

                                    ARTICLE 4
                                   ASSIGNMENT

         The Executive may assign without consideration all interests in the Policies and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policies, then all of the Executive's interest in the Policies and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policies or in this Agreement.

                                    ARTICLE 5
                                     INSURER

         The Insurer shall be bound only by the terms of the Policies. Any payments the Insurer makes or actions it takes in accordance with the Policies shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a) The specific reasons for the denial,

                           (b) A reference to the specific provisions of the
                  Plan on which the denial is based,

                           (c) A description of any additional information or
                  material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d) An explanation of the Plan's review procedures
                  and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a
                  civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a) The specific reasons for the denial,

                           (b) A reference to the specific provisions of the
                  Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to
                  receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and,

                           (d) A statement of the Claimant's right to bring a
                  civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

         8.2 No Guarantee of Service or of Employment. This Agreement is not a contract for services or employment. It does not give the Executive the right to remain in the service of the Company, to remain in employment with the Company, nor does it interfere with the shareholders' rights to replace the Executive. It also does not require the Executive to remain in the service or employment of the Company nor interfere with the Executive's right to terminate services or employment at any time.

         8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

         8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a) Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c) Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                   THE PEOPLES BANK

____________________________                 BY:  ______________________________
IRA W. CARPENTER, JR.

                                             TITLE: ____________________________

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
                     THE PEOPLES BANK SPLIT DOLLAR AGREEMENT
                       ATTACHED TO POLICY NUMBER XXXXXXXX
                      ON THE LIFE OF IRA W. CARPENTER, JR.

         The undersigned Owner requests that the above-referenced policy issued by New York Life Insurance and Annuity Corporation ("Insurer") shall provide for the following beneficiary designation and limited contract ownership rights to the Insured:

         1. Upon the death of the insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

________________________________________________________________________________
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

_______________________________________________________________________________.
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph is hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

This endorsement rescinds and supercedes any/all prior endorsements for this policy. Signed at Biloxi, Mississippi, on this _____ day of ____________, 200__.

                                    OWNER:
INSURED:                            THE PEOPLES BANK

___________________________         By _________________________________
IRA W. CARPENTER, JR.

                                    Title ______________________________